Subsequent Events - Schedule of Purchase Price of Each Transaction (Detail) - Subsequent Event [Member] - Raquel Knutsen [Member] $ in Thousands	Dec. 01, 2016 USD ($)
Business Acquisition [Line Items]
Purchase consideration	$ 20,252
Less: Fair value of net assets acquired:
Vessel and equipment	116,500
Long-term debt	(103,519)
Post-closing adjustments	7,271
Sub total	20,252
Difference between the purchase price and fair value of net assets acquired	$ 0